Exhibit 10.1.9

EIGHTH AMENDMENT
Dated as of September 27, 2002

This EIGHTH AMENDMENT (this “Amendment”) is among JACK IN THE BOX INC. (formerly Foodmaker, Inc.), a Delaware corporation (the “Borrower”), the financial institutions and other entities party to the Credit Agreement referred to below (the “Lenders”), and BANK OF AMERICA, N.A. (formerly NationsBank, N.A. (successor to NationsBank of Texas, N.A)), as L/C Bank (as defined in the Credit Agreement) and as agent (the “Agent”) for the Lenders and the Issuing Banks thereunder.

PRELIMINARY STATEMENTS:

1.    The Borrower, the Lenders, the Arranger, the Documentation Agent and the Agent have entered into a Credit Agreement dated as of April 1, 1998, as amended by the First Amendment dated as of August 24, 1998, the Second Amendment dated as of February 27, 1999, the Third Amendment dated as of September 17, 1999, the Fourth Amendment dated as of December 6, 1999, the Fifth Amendment dated as of May 3, 2000, the Sixth Amendment dated as of November 17, 2000 and the Seventh Amendment dated as of August 23, 2002 (as so amended, the “Credit Agreement.”) Capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement.

2.    The Borrower has requested that the Lenders amend Section 6.02(g)(v) of the Credit Agreement with respect to the repurchase by the Borrower of its capital stock.

3.    The Required Lenders are, on the terms and conditions stated below, willing to grant the requests of the Borrower.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Amendments to Credit Agreement.    Effective as of the date hereof and subject to satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:

(a)    Section 6.02(g)(v) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(v) the Borrower may acquire capital stock of the Borrower, provided that the aggregate purchase price for all such capital stock acquired on or after December 6, 1999 shall not exceed $90,000,000 in the aggregate and that at the time of and immediately after any such acquisition, the Borrower would not be in Default hereunder.”

SECTION 2.  Conditions to Effectiveness.    This Amendment shall not be effective until each of the following conditions precedent shall have been satisfied:

(a)    the Agent shall have executed this Amendment and shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders and counterparts of the Consent appended hereto (the “Consent”) executed by each of the Guarantors listed therein (such Guarantors, together with the Borrower, each a “Loan Party” and, collectively, the “Loan Parties”); and

(b)    each of the representations and warranties in Section 3 below shall be true and correct.

SECTION 3.   Representations and Warranties.    The Borrower represents and warrants as follows:

(a)    Authority.    The Borrower and each other Loan Party has the requisite corporate power and authority to execute and deliver this Amendment and the Consent, as applicable, and to perform its obligations hereunder and under the Loan Documents (as amended hereby) to which it is a party. The execution, delivery and performance by the Borrower of this Amendment and by each other Loan Party of the Consent, and the performance by each Loan Party of each Loan Document (as amended hereby) to which it is a party have been duly approved by all necessary corporate action of such Loan Party and no other corporate proceedings on the part of such Loan Party are necessary to consummate such transactions.

(b)    Enforceability.     This Amendment has been duly executed and delivered by the Borrower. The Consent has been duly executed and delivered by each Guarantor. This Amendment and each Loan Document (as amended hereby) is the legal, valid and binding obligation of each Loan Party hereto and thereto, enforceable against such Loan Party in accordance with its terms, and is in full force and effect.

(c)    Representations and Warranties.    The representations and warranties contained in each Loan Document (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct on and as of the date hereof as though made on and as of the date hereof

(d)    No Default.    No event has occurred and is continuing that constitutes a Default or Event of Default.

SECTION 4.   Reference to and Effect on the Loan Documents.    (a) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

(b)    Except as specifically amended above, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, any Issuing Bank, the Arranger, the Documentation Agent or the Agent under any of the Loan

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Documents, nor constitute a waiver or amendment of any provision of any of the Loan Documents.

SECTION 5.   Counterparts.    This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment or the Consent by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment or such Consent.

SECTION 6.    Governing Law.    This Amendment shall be governed by, and construed in accordance with, the laws of the State of California.

[Signature Pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

JACK IN THE BOX INC. (successor to Foodmaker, Inc.), a Delaware corporation

By:	HARLOD L. SACHS
Name: Harold L. Sachs Title: VP and Treasurer

BANK OF AMERICA, NA., as Agent

By:	KATHERINE E. TRAVISS
Name: Katherine E. Traviss Title: Agency Management Officer

Lenders
BANK OF AMERICA, NA

By:	CHITT SWAMIDASAN
Name: Chitt Swamidasan Title: Principal

CREDIT LYONNAIS NEW YORK BRANCH

By:	F. FRANK HERRERA
Name: F. Frank Herrera Title: Vice President

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UNION BANK OF CALIFORNIA, N.A.

By:	BRUCE BRESLAU
Name: Bruce Breslau Title: Senior Vice President

UNION BANK OF CALIFORNIA, N.A

By:	MYRA JUETTEN
Name: Myra Juetten Title: Vice President

FLEET NATIONAL BANK

By:	THOMAS P. TANS
Name: Thomas P. Tans Title: Director

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CONSENT
Dated as of September 27, 2002

The Undersigned, as Guarantor under the “Guaranty” (as much terms are defined in and under the Credit Agreement referred to in the foregoing Eighth Amendment), hereby consents and agrees to the foregoing Eighth Amendment and hereby confirms and agrees that the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, said Eighth Amendment, each reference in the Guaranty to the “Credit Agreement”, “thereunder”, “thereof” and words of like imports to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by said Eighth Amendment.

FOODMAKER INTERNATIONAL FRANCHISING, INC. a Delaware corporation

By:	HAROLD L. SACHS
Harold L. Sachs Vice President and Treasurer

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